Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	THL Equity Advisors VI, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Umpqua Holdings Corporation

Date of Event Requiring Statement
(Month/Day/Year):	August 12, 2014

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY ADVISORS VI, LLC
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partners
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Dated:  August 13, 2014

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee Equity Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Umpqua Holdings Corporation

Date of Event Requiring Statement
(Month/Day/Year):	August 12, 2014

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partners
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Dated:  August 13, 2014

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee Parallel Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Umpqua Holdings Corporation

Date of Event Requiring Statement
(Month/Day/Year):	August 12, 2014

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Dated:  August 13, 2014

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Parallel (DT) Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Umpqua Holdings Corporation

Date of Event Requiring Statement
(Month/Day/Year):	August 12, 2014

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Dated:  August 13, 2014

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Sterling Equity Investors L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Umpqua Holdings Corporation

Date of Event Requiring Statement
(Month/Day/Year):	August 12, 2014

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL STERLING EQUITY INVESTORS L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Dated:  August 13, 2014

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Managers VI, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Umpqua Holdings Corporation

Date of Event Requiring Statement
(Month/Day/Year):	August 12, 2014

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL MANAGERS VI, LLC
By: Thomas H. Lee Partners, L.P., its Managing Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

Dated:  August 13, 2014